December 9, 2016

VIA EDGAR

U.S. Securities and Exchange Commission

Judiciary Plaza

100 F Street, N.E.

Washington, D.C.  20549

Re:                             FPA New Income, Inc. (the “Fund”)

File No. 811-1735

Dear Sir/Madam:

On behalf of the above referenced Fund, transmitted herewith for filing pursuant to Rule 14a-6(a) of Regulation 14A under the Securities Exchange Act of 1934 (the “1934 Act”) is a preliminary copy of the Notice and Proxy Statement to be sent to stockholders in connection with a Special Meeting of Stockholders of the Fund to be held on February 28, 2017.  The close of business on December 30, 2016 is the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.  The meeting will be held for the following purposes:

1.                                      To approve the restatement of the Fund’s fundamental investment objective in order to simplify and clarify the Fund’s investment objective; and

2.                                      To approve the amendment or elimination of certain of the Fund’s fundamental investment restrictions in order to modernize the Fund’s investment restrictions and to increase the Fund’s investment flexibility; and

3.                                      To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Pursuant to Rule 14a-6(i)(2) of the 1934 Act, no fee is required for this filing.

If you have any questions concerning this filing, you may contact me at (617) 662-3969.

Very truly yours,

/s/ Francine S. Hayes
Francine S. Hayes
Secretary of the Fund

cc:  J. Richard Atwood

Enclosures